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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.


                          SCHEDULE 14A INFORMATION


        PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]       Preliminary Proxy Statement
[ ]       Confidential, for Use of the Commission Only (as permitted by
          Rule14a-6(e)(2))
[ ]       Definitive Proxy Statement
[ ]       Definitive Additional Materials
[X]       Soliciting Material Pursuant to Rule 14a-12

                            EL PASO CORPORATION
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              (Name of Registrant as Specified in its Charter)

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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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RELEASE:
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EL PASO CORPORATION ASKS SHAREHOLDERS TO REJECT ZILKHA PROPOSAL AND SUPPORT

                     Company's Business Plan Execution

     HOUSTON, Feb. 18 -- El Paso Corporation (NYSE: EP) urged its shareholders to reject the proposal announced today by Selim Zilkha seeking the removal of the company's entire board of directors and the election of himself and eight of his hand-picked representatives to the El Paso board of directors at the company's annual meeting of shareholders. The company reaffirmed its commitment to the execution of its business plan. El Paso believes that Mr. Zilkha's decision to take such action at this time is highly disruptive for the company.

     El Paso's previously announced business plan is based upon five key principles:

     -- Preserving and enhancing the value of the company's core businesses -- Exiting non-core businesses quickly, but prudently
     -- Strengthening and simplifying the company's balance sheet while maximizing liquidity
     -- Aggressively pursuing additional cost reductions
     -- Continuing to work diligently to resolve litigation and regulatory matters

     With respect to Mr. Zilkha, the company noted:
     El Paso has consistently sought to engage Mr. Zilkha as a shareholder in a dialogue including meetings with him and his advisors to address his concerns. Mr. Zilkha has proposed removing all of El Paso's current directors, whose years of experience and knowledge in our core businesses is especially critical. In addition to focusing on executing its five-point business plan, the company has: commenced a process for selecting a new CEO to succeed William A. Wise; appointed Robert W. Goldman, former senior vice president, finance and chief financial officer of Conoco Inc., as a director; and is continuing in the process of adding additional independent directors to its high quality board. In fact, the company offered Mr. Zilkha the opportunity to participate in this process by submitting candidates for nomination to the El Paso board. Despite the company's efforts to reach out to Mr. Zilkha, he has rejected its proposals and chosen to launch this counterproductive and disruptive proxy campaign.

     Ronald L. Kuehn, Jr., El Paso's lead director, stated: "Given all the recent actions by the company and our efforts to reach out to Mr. Zilkha, we can only conclude that he is focused on punishing El Paso over the past rather than constructively working with us to improve our future."

     The company also noted that:
     -- As a former member of the El Paso board, and later as an advisory director of the company, Mr. Zilkha supported the strategic decisions he is now criticizing.
     -- Mr. Zilkha chose voluntarily to relinquish his role as an advisory director, so as to be free from limitations on his personal sales of company stock.
     -- Mr. Zilkha is working with Oscar Wyatt on this proxy contest. Based upon Mr. Wyatt's past history, his current adversarial relationship with El Paso, and his ownership of a competing business, the company believes that there are clear conflicts between Mr. Wyatt's interests and those of our shareholders.

     El Paso Corporation is the leading provider of natural gas services and the largest pipeline company in North America. The company has core businesses in production, pipelines, midstream services, and power. El Paso Corporation, rich in assets and fully integrated across the natural gas value chain, is committed to developing new supplies and technologies to deliver energy. For more information, visit www.elpaso.com .
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     CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
     This release includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this release, including, without limitation, our ability to attract and retain qualified members of the Board of Directors and senior management; our ability to successfully exit the energy trading business; our ability to divest of certain non-core assets; changes in commodity prices for oil, natural gas, and power; general economic and weather conditions in geographic regions or markets served by El Paso Corporation and its affiliates, or where operations of the company and its affiliates are located; the uncertainties associated with governmental regulation; political and currency risks associated with international operations of the company and its affiliates; inability to realize anticipated synergies and cost savings associated with mergers and acquisitions on a timely basis; difficulty in integration of the operations of previously acquired companies, competition, the successful implementation of the 2003 business plan, and other factors described in the company's (and its affiliates') Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. Shareholders of El Paso Corporation are strongly advised to read El Paso's proxy statement relating to its 2003 annual meeting of shareholders when it becomes available, as it will contain important information. Shareholders will be able to obtain this proxy statement, any amendments or supplements to the proxy statement and any other documents filed by El Paso with the Securities and Exchange Commission for free at the Internet website maintained by the Securities and Exchange Commission at www.sec.gov . In addition, El Paso will mail, or notify shareholders electronically of the availability and location of the electronic version of the proxy statement if consent has been received, the proxy statement to each shareholder of record on the record date to be established for the shareholders' meeting. Copies of the proxy statement and any amendments and supplements to the proxy statement will also be available for free at El Paso's Internet website at www.elpaso.com or by writing to El Paso Corporation, Investor Relations, PO Box 2511, Houston, TX 77252.
     Information regarding the names, affiliation and interests of individuals who may be deemed participants in the solicitation of proxies of El Paso's shareholders is contained in Schedule 14A to be filed by El Paso with the Securities and Exchange Commission.
     To the extent that individual customers, independent industry researchers, financial analysts, or El Paso commissioned research, are quoted herein, it is El Paso's policy to use reasonable efforts to verify the source and accuracy of the quote. El Paso has not, however, sought or obtained the consent of the quoted source to the use of such quote as proxy soliciting material. This document may contain expressions of opinion and belief. Except as otherwise expressly attributed to another individual or entity, these opinions and beliefs are the opinions and beliefs of El Paso.

     CONTACT: Communications and Government Affairs, Norma F. Dunn, Senior Vice President, +1-713-420-3750, or fax, +1-713-420-3632, or Investor
Relations, Bruce L. Connery, Vice President, +1-713-420-5855, or fax, +1-713-420-4417, both of El Paso Corporation; or Joele Frank, or Dan Katcher, +1-212-355-4449, for El Paso Corporation.